UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 8, 2021

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 8, 2021, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) received written notice from the Advisor (as defined below) of its intention not to renew the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement (the “ERFP Agreement”), among Braemar, Ashford Inc. (“AINC”), Ashford Hospitality Advisors LLC (“Ashford LLC”, and together with AINC, the “Advisor”), Braemar Hospitality Limited Partnership (the “Operating Partnership”) and Braemar TRS Corporation, through which Ashford LLC agreed to make certain investments to facilitate the acquisition of properties by the Operating Partnership that are recommended by Ashford LLC. As a result, the ERFP Agreement will terminate in accordance with its terms at the end of the current term on January 15, 2022 (the “Expiration Date”).

Following the Expiration Date, Braemar and the Advisor will continue to be parties to the Fifth Amended and Restated Advisory Agreement, dated April 23, 2018 (the “Advisory Agreement”), as amended, and the Advisor will continue to serve as advisor to Braemar.

A summary of the material provisions of the ERFP Agreement was previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 18, 2019, and such disclosure is incorporated by reference herein.

The foregoing description of the ERFP Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ERFP Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

10.1    Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement, dated as of January 15, 2019, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on January 18, 2019 (File No. 001-35972)
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2021

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary